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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                           ----------------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      June 10, 1996
                                                  -------------------------


                         PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                    0-20740                33-0277592
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(State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)              File Number)        Identification No.)


  195 Technology Drive, Irvine, California                       92718
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  (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code       (714) 453-4000
                                                    ---------------------------

                                Not Applicable
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         (Former name or former address, if changed, since last report)





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ITEM 5.          OTHER EVENTS

         In June, 1994, Platinum Software Corporation (the "Company") agreed to settle certain class action litigation alleging violations of the federal securities laws ("Settlement"). This litigation is referred to as In Re:
Platinum Software Securities Litigation, SACV-94-70-AHS, U.S. District Court for the Central District of California. The Settlement was approved by the U.S. District Court for the Central District of California on September 26, 1994 and became final on October 26, 1994. The Company issued to Milberg Weiss Bershad Hynes & Lerach, as escrow agent ("Escrow Agent") for the settlement class, an Amended and Restated 8% convertible, exchangeable subordinated security in the principal amount of $15,000,000 dated May 8, 1996 (the "Security"). The Company is required to repay the Security in two principal installments of $7,500,000, plus accrued interest, on September 20, 1996 and February 28, 1997. The Security can be prepaid and can be repaid in cash or by issuing shares of common stock.

         On June 4, 1996, the Company provided notice to the Escrow Agent that it was paying the entire $15,000,000 principal amount of the Security and all accrued interest thereon by issuing shares of Company common stock. The date fixed for the voluntary redemption is June 10,1996. Pursuant to the terms of the Security, the Company common stock is valued at its average closing sale price during 10 of the 20 trading days preceding the redemption date (June 10, 1996), excluding the closing price on the five highest and five lowest days. As a result of the application of this formula, the per share price of the Company's common stock is $11.15 and the Company will be issuing 1,528,988 shares of common stock. The Company anticipates that the shares of Company common stock will be issued within thirty days.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

         (B)     PRO FORMA FINANCIAL INFORMATION.

         Attached to this Current Report is a pro forma condensed consolidated balance sheet of the Company at April 30, 1996. The unaudited balance sheet gives effect to the redemption of the Security as if such redemption had occurred as of April 30, 1996.

         (C)     EXHIBITS.

         Exhibit Number
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         Ex-99            Press Release dated June 11, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PLATINUM SOFTWARE CORPORATION


Date: June 13, 1996                        By: /s/ Michael J. Simmons
                                           -----------------------------
                                               Michael J. Simmons
                                               Chief Financial Officer






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                                 EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

                                                                                     Sequentially
Exhibit Number                                                                       Numbered Page
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
    Ex.-99                Press Release dated June 11 , 1996.                              5





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